Supplement Dated January 16, 2024
To The Statement of Additional Information
Dated May 1, 2023

JNL® Investors Series Trust

Effective January 1, 2024, “Trustees and Officers of the Trust,” under “Trustee Compensation,” please delete the second paragraph in the entirety and replace with the following:

The Independent Trustees receive $2,500 per day plus lodging and travel expenses (including business airfare) when traveling, on behalf of a Fund, out of town on Fund business (which, generally, does not include attending educational sessions or seminars).  However, if a Board or Committee meeting is held out of town, the Independent Trustees do not receive the “per diem” fee plus the Board or Committee fee for such out of town meeting, but rather receive the greater of $2,500 or the meeting fee.

This Supplement is dated January 16, 2024.